                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): October 30, 2005
                                                           ----------------

                              Enclaves Group, Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                          000-29689            20-1951556
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(State or Other Jurisdiction         (Commission          (IRS Employer
of Incorporation)                    File Number)         Identification Number)

2550 East Trinity Mills Road, Suite 122, Carrollton, Texas     75006
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   (Address of Principal Executive Offices)                  (Zip Code)

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(Registrant's telephone number, including area code:  (972) 416-9304
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                                       N/A
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          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / /    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

    / /     Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14-12)

   / /      Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   / /      Pre-commencement communications pursuant to Rule 13-e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On October 3, 2005,  the Board of Directors of Enclaves  Group,  Inc.  (the
"Company")  dismissed HJ &  Associates  LLC ("HJ") as the  Company's  registered independent  public  accounting firm and approved the engagement of Friedman LLP
("Friedman")  as the  Company's  independent  public  accountants  to audit  the financial  statements  of the Company for the fiscal  year ending  December  31,
2005.

     Except  as noted in the  next  sentence,  the  audit  reports  of HJ on the financial statements of the Company for the fiscal years ended December 31, 2003 and 2004 did not contain any adverse  opinion or a  disclaimer  of opinion,  nor were they  qualified or modified as to  uncertainty,  audit scope or  accounting principles.  The  report of HJ on the  Company's  financial  statements  for the fiscal years ended December 31, 2003 and 2004 included an explanatory  paragraph that noted  substantial doubt about the Company's ability to continue as a going concern.

     During  the fiscal  years  ended  December  31,  2003 and 2004 and  through
October  3,  2005,  the  Company  had no  disagreement  with HJ on any matter of accounting principles or practices,  financial statement disclosure, or auditing scope or procedure,  which disagreement,  if not resolved to the satisfaction of
HJ,  would have caused it to make  reference  to the subject  matter  thereof in connection  with its reports.  During the years ended December 31, 2003 and 2004 and through December 21, 2004, there have been no events reportable  pursuant to
Item 304(a)(1)(iv)(B) of regulation S-B.

     The  Company  has  provided a copy of the above  disclosures  to HJ and has requested  that it furnish a letter  addressed  to the  Securities  and Exchange
Commission  stating  whether it agrees  with the above  statements  and, if not, stating the respects in which it does not agree.  A copy of such  letter,  dated
October 3, 2005, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

     On October 3, 2005,  the Board of  Directors  of the  Company  engaged  the accounting firm of Friedman as the Company's  independent  public accountants to audit the Company's financial statements for the fiscal year ending December 31,
2005.  During the fiscal  years  ended  December  31,  2003 and 2004 and through
October 3, 2005, the Company did not consult with Friedman  regarding either the application  of accounting  principles to a specific  completed or  contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements,  and neither a written report nor oral advice was provided to the  Company  that was an  important  factor  considered  by the  Company  in reaching a decision as to an accounting,  auditing or financial reporting issue.
During the fiscal years ended December 31, 2003 and 2004 and through  October 3,
2005,  the Company did not consult with  Friedman  regarding any matter that was the  subject  of  a  disagreement  or  event  identified  in  response  to  Item
304(a)(1)(iv) of Regulation S-B.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

      (c)     Exhibits

Exhibit No.   Description of Exhibit
-----------   --------------------
   16.1       Letter from HJ &  Associates  LLC to the  Securities  and Exchange
              Commission, dated October 3, 2005

                                   SIGNATURES
                                   ----------

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  Report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      ENCLAVES GROUP, INC.

Date:  October 3, 2005                By:/s/ Daniel G. Hayes
                                         -----------------------------------
                                         Name: Daniel G. Hayes
                                         Title: Chief Executive Officer